UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 13, 2024

 Date of Report (Date of earliest event reported)

Hamilton Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-41862	98-1153847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke Bermuda (Address of principal executive offices) HM 08 (Zip Code)

(441) 405-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common shares, par value $0.01 per share	HG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 - Submission of Matters to a Vote of Security Holders

The 2024 Annual General Meeting of Shareholders (the “Annual Meeting”) of the Company was held by way of virtual meeting on Thursday June 13, 2024. As of April 11, 2024, the record date for the Annual Meeting, there were 28,644,807 Class A common shares, and 56,813,977 Class B common shares, each par value $0.01 per share, issued and outstanding. In accordance with the bye-laws of the Company, the Class A common shares issued and outstanding were subsequently reduced to 19,520,078 on May 10, 2024 as a result of the share repurchase by the Company. The total number of issued and outstanding Class A and Class B common shares entitled to vote at the meeting was 76,334,055 of which 56,654,797 Class A and Class B common shares were present or represented by proxy at the Annual Meeting. Each share of Class A common shares was entitled to one vote, and each share of Class B common shares was entitled to one vote. Only Class B common shareholders were entitled to vote for Proposal One.

The final results of the votes regarding each of the proposals described in the Proxy Statement are as follows:

1.Proposal One. The election of ten (10) Class B directors to serve until the next annual general meeting of shareholders or until his or her successor is elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David A. Brown	35,608,781	302,920	52,639	1,170,379
Giuseppina (Pina) Albo	35,774,066	138,553	51,721	1,170,379
William C. Freda	28,033,603	7,878,098	52,639	1,170,379
John J. Gauthier	35,904,725	6,975	52,640	1,170,379
Anu (Henna) Karna	35,883,677	28,024	52,639	1,170,379
Stephen W. Pacala	28,049,611	7,862,089	52,640	1,170,379
A. Neil Patterson	35,904,725	6,975	52,640	1,170,379
Marvin Pestcoe	35,897,299	14,401	52,640	1,170,379
Everard Barclay Simmons	35,905,794	5,906	52,640	1,170,379
Therese Vaughan	35,904,728	6,972	52,640	1,170,379

2.Proposal Two. Approve, on a non-binding, advisory basis, the fiscal 2023 compensation paid to our named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,190,465	10,240,087	53,866	1,170,379

3.Proposal Three. Approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers, as set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
55,297,250	30,994	102,684	53,490	1,170,379

4.Proposal Four. The appointment of Ernst & Young Ltd. as our independent registered public accounting firm and the authorization of our Board, acting through the Audit Committee, to set the fees for the independent registered public accounting firm, as set forth below:

Votes For	Votes Against	Abstentions
56,535,069	84,139	35,589

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in Inline XBRL.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2024		HAMILTON INSURANCE GROUP, LTD.

	By:	/s/ Gemma Carreiro
Gemma Carreiro
Group General Counsel